Subsequent events	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Subsequent events

36.	Subsequent events

Cancellation of Treasury Shares

On January 29, 2025, the Board of Directors approved the cancellation of a total of 155,764,169 treasury shares, without reducing the share capital, consisting of 155,541,409 preferred shares and 222,760 common shares.

As a result of the cancellation of treasury shares, the Company's share capital is now composed of 7,442,231,382 common shares and 5,446,501,379 preferred shares, without par value.

The proposal to update the Company's Bylaws to reflect this new number of shares will be submitted to the Shareholder’s General Meeting.

Contingent Payments Received (earnout)

In January 2025, Petrobras received contingent payments related to three transactions, totaling US$ 605 (R$ 3,702 million), as follows:

•	US$ 356 (R$ 2,161 million) from the partners in the Sépia and Atapu fields, related to the Surplus Volume of the Transfer of Rights Agreement;
•	US$ 166 (R$ 1,025 million) from Petro Rio Jaguar Petróleo S.A. (PRIO), related to the sale of Petrobras' interest in the Albacora Leste field; and
•	US$ 83 (R$ 516 million) from Karoon Petróleo & Gás Ltda., related to the sale of the Baúna field.

All these payments are in accordance with the terms of the contracts negotiated between the parties.

Agreement with EIG

On March 7, 2025, Petrobras and EIG entered into an agreement to end the litigation between the parties. Under the terms of the agreement, Petrobras paid EIG the amount of US$283, while EIG requested the termination of the lawsuit pending in the District Court of Columbia and the cancellation of the precautionary measure blocking the Company's assets in the Netherlands, as well as waiving any rights related to the dispute. For more information, see note 19.4.3.